                                                                    EXHIBIT 21.1


SUBSIDIARY                                                   STATE OF                                 OTHER NAMES USED
                                                   ORGANIZATION/INCORPORATION

1001 East Palm, LLC                                          Delaware                                         None
767 STARS LLC                                                Delaware                                         None
ACRE Chandler, LLC                                           Delaware                                         None
ACRE CLS, LLC                                                Delaware                                         None
ACRE Dublin LLC                                              Delaware                                         None
ACRE HPC, LLC                                                Delaware                                         None
ACRE IDG Manager, LLC                                        Delaware                                         None
ACRE IDG, LLC                                                Delaware                                         None
ACRE Partners, LLC                                           Delaware                                         None
ACRE Richfield, LLC                                          Delaware                                         None
ACRE Seymour, LLC                                            Delaware                                         None
ACRE Simon, L.L.C.                                           Delaware                                         None
BM Center, LLC                                               Delaware                                         None
Corporate Technology Centre Associates II LLC                California                                       None
Corporate Technology Centre Associates LLC                   California                                       None
CTC Associates I GenPar, LLC                                 California                                       None
CTC Associates I, L.P.                                       Delaware                                         None
CTC Associates II GenPar, LLC                                Delaware                                         None
CTC Associates II, L.P.                                      Delaware                                         None
CTL I Maryland, Inc.                                         Delaware                                         None
F/S Subsidiary, L.L.C.                                       Delaware                                         None
FMAC StarFund Preferred, Inc.                                Delaware                                         None
FMAC StarFund, L.L.P                                         Connecticut                                      None
iStar Asset Receivables Trust                                Delaware                                         None
iStar Asset Services, Inc.                                   Delaware                                         None
iStar Cayman Bonds GP, Inc.                                  Delaware                                         None
iStar Cayman Bonds, Inc.                                     Delaware                                         None
iStar Columbus, LLC                                          Delaware                                         None
iStar CTL I GenPar, Inc.                                     Delaware                                         None
iStar CTL I, L.P.                                            Delaware                                         None
iStar D.C., Inc.                                             Delaware                                         None
iStar DB Seller, LLC                                         Delaware                                         None
iStar Direct Holdings, LLC                                   Delaware                                         None
iStar Eagle GenPar LLC                                       Delaware                                         None
iStar Eagle L.P.                                             Delaware                                         None
iStar Financial Preferred, Inc.                              Delaware                                         None
iStar Funding, LLC                                           Delaware                                         None
iStar GT GenPar, LLC                                         Delaware                                         None
iStar GT, L.P.                                               Delaware                                         None
iStar Harrisburg Business Trust                              Delaware                                         None
iStar Harrisburg GenPar LLC                                  Delaware                                         None
iStar Harrisburg, L.P.                                       Delaware                                         None
iStar Merger Co. I                                           Delaware                                         None



SUBSIDIARY                                                   STATE OF                                 OTHER NAMES USED
                                                   ORGANIZATION/INCORPORATION

iStar Merger Co. II                                          Delaware                                         None
iStar Poydras, LLC                                           Delaware                                         None
iStar Preferred Holdings, LLC                                Delaware                                         None
iStar Quincy, LLC                                            Delaware                                         None
iStar Real Estate Services, Inc.                             Maryland                                         None
iStar San Jose, L.L.C.                                       Delaware                                         None
iStar Spartanburg, LLC                                       Delaware                                         None
iStar Sunnyvale Partners, L.P.                               Delaware                                         None
iStar Sunnyvale, LLC                                         Delaware                                         None
iStar Ventures, Inc.                                         Delaware                                         None
iStar Walden, LLC                                            Delaware                                         None
iStar/Denver Place, L.L.C.                                   Delaware                                         None
MD3 Cayman L.P.                                              Cayman                                           None
NewPar, LLC                                                  Delaware                                         None
NewPar/New LLC                                               Delaware                                         None
P Funding Inc.                                               Delaware                                         None
Red Lion G.P., Inc.                                          Delaware                                         None
RLH Partnership, L.P.                                        Delaware                                         None
SFI I, LLC                                                   Delaware                                         None
SFT - Ford City, Inc.                                        Delaware                                         None
SFT - Port Charlotte, Inc.                                   Delaware                                         None
SFT - Sun Valley, Inc.                                       Delaware                                         None
SFT Bonds A, Inc.                                            Delaware                                         None
SFT I, Inc.                                                  Delaware                                         None
SFT II, Inc.                                                 Delaware                                         None
SFT Starbonds Inc.                                           Delaware                                         None
SFT Venturer, LLC                                            Delaware                                         None
SFT Whole Loans A, Inc.                                      Delaware                                         None
SFT/RLH, Inc.                                                Delaware                                         None
Star Liberty Funding, LLC                                    Delaware                                         None
STARS I Corp.                                                Delaware                                         None
STARS Investment I Corp.                                     Delaware                                         None
Starwood Operating, Inc.                                     Delaware                                         None
STW Holdings I, Inc.                                         Delaware                                         None
TriNet Concord Farms I, L.P.                                 Massachusetts                                    None
TriNet Concord Farms II, L.P.                                Massachusetts                                    None
TriNet Concord Farms III, L.P.                               Massachusetts                                    None
TriNet Corporate Partners I, LP                              Delaware                                         None
TriNet Corporate Partners II, LP                             Delaware                                         None
TriNet Corporate Partners III, LP                            Delaware                                         None
TriNet Corporate Realty Trust, Inc.                          Maryland                                         None
TriNet Essential Facilities I, Inc.                          Maryland                                         None
TriNet Essential Facilities II, Inc.                         Maryland                                         None
TriNet Essential Facilities III, Inc.                        Maryland                                         None


SUBSIDIARY                                                   STATE OF                                 OTHER NAMES USED
                                                   ORGANIZATION/INCORPORATION

TriNet Essential Facilities IV, Inc.                         Maryland                                         None
TriNet Essential Facilities V, Inc.                          Maryland                                         None
TriNet Essential Facilities VI, Inc.                         Maryland                                         None
TriNet Essential Facilities VII, Inc.                        Maryland                                         None
TriNet Essential Facilities VIIIR, Inc.                      Maryland                                         None
TriNet Essential Facilities X, Inc.                          Maryland                                         None
TriNet Essential Facilities XI, Inc.                         Maryland                                         None
TriNet Essential Facilities XII, Inc.                        Maryland                                         None
TriNet Essential Facilities XIV, Inc.                        Maryland                                         None
TriNet Essential Facilities XIX, Inc.                        Maryland                                         None
TriNet Essential Facilities XV, Inc.                         Maryland                                         None
TriNet Essential Facilities XVI, Inc.                        Maryland                                         None
TriNet Essential Facilities XVIII, Inc.                      Maryland                                         None
TriNet Essential Facilities XX, Inc.                         Maryland                                         None
TriNet Essential Facilities XXI, Inc.                        Maryland                                         None
TriNet Essential Facilities XXII, Inc.                       Maryland                                         None
TriNet Essential Facilities XXIII, Inc.                      Maryland                                         None
TriNet Essential Facilities XXIV, Inc.                       Maryland                                         None
TriNet Essential Facilities XXIX, Inc.                       Maryland                                         None
TriNet Essential Facilities XXV, Inc.                        Maryland                                         None
TriNet Essential Facilities XXVI, Inc.                       Maryland                                         None
TriNet Essential Facilities XXVII, Inc.                      Maryland                                         None
TriNet Essential Facilities XXVIII, Inc.                     Maryland                                         None
TriNet Essential Facilities XXX, Inc.                        Maryland                                         None
TriNet Management Operating Company, Inc.                    Maryland                                         None
TriNet Milpitas Associates, LLC                              Maryland                                         None
TriNet Property Partners, L.P.                               Maryland                                         None
TriNet Realty Capital, Inc.                                  Maryland                                         None
TriNet Realty Investors I, Inc.                              Maryland                                         None
TriNet Realty Investors II, Inc.                             Maryland                                         None
TriNet Realty Investors III, Inc.                            Maryland                                         None
TriNet Realty Investors IV, Inc.                             Maryland                                         None
TriNet Realty Investors V, Inc.                              Maryland                                         None
TriNet Realty Ventures, Inc.                                 Maryland                                         None
TriNet Sunnyvale Partners, L.P.                              Maryland                                         None
TriNet XVII Realty Trust                                     Massachusetts                                    None
W9/TriNet Poydras, LLC                                       Maryland                                         None